Exhibit 10.4

MORTGAGE

This mortgage made this 4th day of June, 2003, is given by DUANE C. BENNETT hereinafter BORROWER, of Chimney Rock, North Carolina to VLADIMIR VDOVICHENKO hereinafter LENDER, of 324 Wells Street, Greenfield, Massachusetts to secure the payment of the principal sum of FORTY THOUSAND AND 00/100 ($40,000.00) DOLLARS, all as provided in a Note having the same date as this Mortgage, due and payable on or before June 4, 2008, and also to secure the performance of all the terms, covenants, agreements, conditions and extensions of the Note and this Mortgage.

In consideration of the loan made by LENDER to BORROWER and for the purpose expressed above, the BORROWER does hereby grant and convey to LENDER, with MORTGAGE COVENANTS, the land with the buildings situated thereon and all the improvements and fixtures now and hereafter a part thereof, being more particularly described in Exhibit A attached hereto and made a part thereof and having a street address of 80 and 84-86 Cochran Street, Chicopee, Massachusetts.

BORROWER further covenants and agrees that:

1.           No superior mortgage or the note secured by it will be modified without the written consent of LENDER hereunder.

2.           BORROWER will pay when due all real estate taxes, betterment assessments and other municipal charges, which can become a lien against the mortgage premises.

3.           In the event that BORROWER fails to carry out the covenants and agreements as set forth herein, the LENDER may do and pay for whatever action is necessary to protect the value of and the LENDER’s rights in the mortgaged property and any amounts so paid shall be added to the Principal Sum due the LENDER hereunder.

4.           As additional security hereunder, BORROWER hereby assigns to LENDER, BORROWER’s rents and leases from the mortgaged property, and upon default the rents may be collected by LENDER without the necessity of making entry upon the mortgaged premises.

5.           In the event that any condition of this Mortgage or any senior mortgage should be in default for fifteen (15) days, the entire debt shall become immediately due and payable at the option of the LENDER.  LENDER shall be entitled to collect all collection costs and expenses, including reasonable attorney’s fees incurred.

6.           In the event that the BORROWER transfers ownership in the mortgaged property, whether in full or part, the LENDER may at her option declare the entire debt due and payable.

7.           BORROWER shall maintain adequate insurance on the mortgaged property in amounts and form of coverage acceptable to LENDER and LENDER shall be a named insured as her interests may appear.

8.           BORROWER shall not commit waste or permit others to commit actual, permissive or constructive waste on the mortgaged property.

9.           BORROWER shall be entitled to a release of the real estate knows as 80 Cochran Street, Chicopee upon the pre-payment of TWENTY-FIVE THOUSAND AND 00/100 ($25,000.00) DOLLARS to the LENDER and also shall be entitled to a release of the real estate known as 84-86 Cochran Street, Chicopee upon the pre-payment of FIFTEEN THOUSAND AND 00/100 ($15,000.00) DOLLARS to the LENDER.

This Mortgage is upon the STATUTORY CONDITION and the other conditions stated herein, for breach of which LENDER shall have and may invoke the STATUTORY POWER OF SALE and any other remedies permitted by applicable law.

IN WITNESS THEREOF, BORROWER has executed this Mortgage under seal this 4th day of June, 2003.

WITNESS

/s/ Jeffery S. Bennett                                                                                     /s/ Duane C. Bennett
Jeffery S. Bennett, Witness                                                                            Duane C. Bennett

COMMONWEALTH OF MASSACHUSETTS

Hampden, ss                                                                    June 4, 2003

Then personally appeared to the above-named DUANE C. BENNETT and acknowledged the foregoing instrument to be his free act and deed, before me

/s/ Jeffery S. Bennett
Jeffery S. Bennett
Notary Public
My Commission Expires: 05.27.05

EXHIBIT A

Parcel I:

The land in Chicopee, Hampden County, Massachusetts, being known and designated as Lot #19 (nineteen) as shown on a plan of lots of C.C. Abbey recorded in Hampden County Registry of Deeds, Book 474, Page 601 said lot being more particularly bounded and described as follows:

NORTHERLY                                by Cochran Street, fifty-three (53) feet;

EASTERLY	by Lot #21 (twenty-one) as shown on said plan, one hundred twenty (120) feet;

SOUTHERLY	by Lot #18 (eighteen) as shown on said plan, fifty-three (53) feet; and

WESTERLY	by Lot #17 (seventeen) as shown on said plan, one hundred twenty (120) feet.

Parcel II:

The land in Chicopee, Hampden County, Massachusetts, described as follows:

Certain real estate situated in that part of Chicopee, Hampden County, Massachusetts, known as Chicopee Falls, being known and designated as Lot #21 (twenty-one) as shown on a plan of lots recorded in Hampden County Registry of Deeds in book 474, Page 601, said lot being more particularly bounded and described as follows:

NOTHERLY                                           by Cochran Street, fifty-three (53) feet;

EASTERLY	by Lot #23 (twenty-three) as shown on said plan, one hundred twenty (120) feet;

SOUTHERLY	by Lot #20 (twenty) as shown on said plan, fifty-three (53) feet; and

WESTERLY	by Lot #19 (nineteen) as shown on said plan, one hundred twenty (120) feet.

BEING the same premises as conveyed to the mortgagor by deed of Vladimir Vdovichenko recorded in the Hampden County Registry of Deeds herewith.